UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05029

Legg Mason Income Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item 1.	Report to Shareholders

Annual Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Income Trust’s annual report for the year ended December 31, 2007, combining reports for the Legg Mason Investment Grade Income Portfolio and Limited Duration Bond Portfolio.

The following table summarizes key statistics for the Primary Class of each portfolio, as of December 31, 2007:

	SEC YieldA	Average Life	Net Asset Value Per Share
Investment Grade	5.78%	11.11 years	$10.11
Limited Duration	4.65%	3.59 years	$9.97

A	SEC yields reported are for the 30 days ended December 31, 2007. Yields are subject to change at any time.

For the year ended December 31, 2007, total returns for the Primary Class of shares of the Investment Grade and Limited Duration Portfolios were +1.93% and +2.05%, respectively. Total returns for the Institutional Class of shares of the Investment Grade and Limited Duration Portfolios were +2.44% and +2.56%, respectively.

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, has completed its annual audit examination, and audited financial statements for the fiscal year ended December 31, 2007 are included in this report.

Information about the Funds performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Beginning in the summer and continuing into the fall and winter, the U.S. fixed-income markets experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, other fixed income instruments have experienced increased price volatility.

Annual Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers from their bank of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging plan should you wish to do so.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

February 19, 2008

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Investment Grade Income Portfolio

Average annual total returns for the Investment Grade Income Portfolio (“Fund”) and its benchmark for various periods ended December 31, 2007, are presented below:

Average Annual Total Returns Through December 31, 2007
	One Year	Five Years	Ten Years	Since InceptionA
Investment Grade:
Primary Class	+1.93%	+5.17%	+5.71%	+7.25%
Institutional Class	+2.44%	+5.70%	+6.26%	+6.55%
Lehman Credit Bond IndexB	+5.11%	+4.84%	+6.05%	+7.95%
Lipper Corporate Debt Funds BBB Rated AverageC	4.40%	+5.27%	+5.36%	+7.29%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The gross expense ratios for the Investment Grade Income Portfolio Primary Class and Institutional Class are 1.33% and 0.74%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

A

The inception date of the Fund’s Primary Class is August 7, 1987. The inception date of the Fund’s Institutional Class is December 1, 1995. Index returns are for periods beginning July 31, 1987. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B

This index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate (industrial, utility and finance) and non-corporate (sovereign, supranational, foreign agency, and foreign local government) sectors.

C	Average of the 153 Funds comprising the Lipper universe that invest at least 65% of their assets in corporate and government debt issues in the top four grades.

Annual Report to Shareholders

Net expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007. The net expense ratio for Investment Grade Primary Class and Institutional Class was 1.00%, and 0.50%, respectively. These expense ratios reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

The Investment Grade Income Portfolio returned 1.93% net of fees for the fiscal year ended December 31, 2007. This compares to the Fund’s benchmark, the Lehman Credit Bond Index, which returned 5.11%, and 4.40% for the Lipper Corporate Debt Funds BBB Rated Average. The option-adjusted spread (OAS) for the Lehman Investment Grade Index, a measure of the relative performance of credit versus U.S. Treasuries, widened 100 bps from +81 bps to +181 bps. Another measure of relative performance, excess return, also shows Investment Grade Credit significantly underperforming U.S. Treasuries. The excess return compares corporate bond performance versus similar duration U.S. Treasuries. Corporate bonds generated 464 bps of negative excess return, meaning U.S. Treasuries generated 4.64% higher return than corporate bonds. The portfolio’s underperformance versus the benchmark is attributable to the following: overweight financials, which in general returned 1.02%; issue selection as seven of the top 10 overweights underperformed, and nine of 10 underweights outperformed the index; and an overweight to BBB rated securities, which in general returned 1.90% and an underweight to AAA rated securities, which in general returned 7.13%. An allocation to U.S. Treasuries, which outperformed U.S. credit by 4.64%, aided performance.

Western Asset Management Company

February 19, 2008

Annual Report to Shareholders

Expense Example

Legg Mason Investment Grade Income Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2007, and held through December 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses PaidA During the Period 7/1/07 to 12/31/07
Primary Class:
Actual	$1,000.00	$1,012.20	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
Institutional Class:
Actual	$1,000.00	$1,013.70	$2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.00%, and .50% for the Primary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

Legg Mason investment Grade Income Portfolio

The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares of the Fund and an initial $1,000,000 investment in Institutional Class shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+1.93%	+1.93%
Five Years	+28.69%	+5.17%
Ten Years	+74.24%	+5.71%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A

This index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate (industrial, utility and finance) and non-corporate (sovereign, supranational, foreign agency, and foreign local government) sectors.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+2.44%	+2.44%
Five Years	+31.95%	+5.70%
Ten Years	+83.47%	+6.26%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Portfolio Composition (As of December 31, 2007)B

Standard & Poor’s Debt RatingsC (As a percentage of the portfolio)

Maturity Schedule (As a percentage of the portfolio)

B

The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time. The charts do not include derivatives such as Future Contracts, Options Written, and Swaps.

C	Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.

Annual Report to Shareholders

Portfolio of Investments

Investment Grade Income Portfolio

December 31, 2007

(Amounts in Thousands)

	Rate	Maturity Date	Par/Shares	Value
Long-Term Securities — 98.4%

Corporate Bonds and Notes — 73.4%
Aerospace and Defense — 0.6%
L-3 Communications Corp.	7.625%	6/15/12	$1,000	$1,024
United Technologies Corp.	5.400%	5/1/35	1,640	1,524

				2,548

Airlines — 0.1%
Continental Airlines Inc.	6.545%	2/2/19	154	155
Continental Airlines Inc.	7.256%	3/15/20	464	479

				634

Automobiles — 2.2%
DaimlerChrysler NA Holding Corp.	7.300%	1/15/12	735	784
DaimlerChrysler NA Holding Corp.	6.500%	11/15/13	290	303
DaimlerChrysler NA Holding Corp.	8.500%	1/18/31	850	1,072
Ford Motor Co.	7.450%	7/16/31	1,975	1,466
Ford Motor Co.	8.900%	1/15/32	370	287
General Motors Corp.	8.250%	7/15/23	650	517
General Motors Corp.	8.375%	7/15/33	6,190	4,983

				9,412

Beverages — 0.4%
Foster’s Finance Corp.	4.875%	10/1/14	840	819	A
PepsiAmericas Inc.	5.750%	7/31/12	860	898

				1,717

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Building Products — N.M.
American Standard Inc.	8.250%	6/1/09	$37	$39
American Standard Inc.	7.625%	2/15/10	5	5

				44

Capital Markets — 6.2%
BankAmerica Capital III	5.813%	1/15/27	585	501	B
Deutsche Bank AG	5.375%	10/12/12	1,010	1,035
Goldman Sachs Capital II	5.793%	12/29/49	2,755	2,453	C
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/49	3,100	2,763	C
Lehman Brothers Holdings Inc.	6.500%	7/19/17	4,000	4,047
Merrill Lynch and Co. Inc.	6.000%	2/17/09	800	807
Merrill Lynch and Co. Inc.	6.050%	8/15/12	840	856
Merrill Lynch and Co. Inc.	5.700%	5/2/17	3,400	3,240
Merrill Lynch and Co. Inc.	6.400%	8/28/17	1,210	1,229
Merrill Lynch and Co. Inc.	6.110%	1/29/37	910	804
Morgan Stanley	5.050%	1/21/11	900	900
Morgan Stanley	5.250%	11/2/12	3,500	3,499
Morgan Stanley	4.750%	4/1/14	65	61
Morgan Stanley	6.250%	8/28/17	1,050	1,067
The Bear Stearns Cos. Inc.	5.500%	8/15/11	1,650	1,629
The Bear Stearns Cos. Inc.	5.550%	1/22/17	320	287
The Goldman Sachs Group Inc.	6.345%	2/15/34	2,025	1,829

				27,007

Chemicals — 0.6%
E.I. du Pont de Nemours and Co.	4.875%	4/30/14	1,100	1,089
The Dow Chemical Co.	6.000%	10/1/12	750	780
The Dow Chemical Co.	7.375%	11/1/29	800	880

				2,749

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Commercial Banks — 5.0%
CBA Capital Trust I	5.805%	6/30/49	$3,510	$3,442	A
Comerica Capital Trust II	6.576%	2/20/37	990	791	C
KeyBank NA	5.800%	7/1/14	5	5
Rabobank Capital Funding Trust II	5.260%	12/31/49	320	298	A,C
Rabobank Capital Funding Trust III	5.254%	10/21/49	3,120	2,792	A,C
RBS Capital Trust III	5.512%	9/30/49	4,020	3,695	C
SunTrust Bank	5.000%	9/1/15	770	738
SunTrust Capital VIII	6.100%	12/15/36	1,550	1,290	C
SunTrust Preferred Capital I	5.853%	12/15/49	1,100	971	C
UnionBanCal Corp.	5.250%	12/16/13	785	760
Wachovia Capital Trust III	5.800%	3/15/42	520	465	C
Wachovia Corp.	5.625%	10/15/16	2,300	2,268
Wachovia Corp.	5.750%	6/15/17	580	576
Wells Fargo and Co.	5.250%	10/23/12	2,505	2,547
Wells Fargo Capital X	5.950%	12/15/36	1,260	1,176	C

				21,814

Commercial Services and Supplies — 0.2%
Waste Management Inc.	6.375%	11/15/12	310	328
Waste Management Inc.	7.375%	5/15/29	690	754

				1,082

Communications Equipment — N.M.
Motorola Inc.	7.625%	11/15/10	135	145

Computers and Peripherals — 0.2%
International Business Machines Corp.	4.750%	11/29/12	750	755

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Consumer Finance — 4.8%
American Express Co.	6.800%	9/1/66	$3,930	$3,985	C
Capital One Financial Corp.	7.125%	8/1/08	340	341
Capital One Financial Corp.	6.750%	9/15/17	670	643
Ford Motor Credit Co.	7.375%	2/1/11	2,390	2,140
Ford Motor Credit Co.	10.241%	6/15/11	6,828	6,473	B
Ford Motor Credit Co.	7.250%	10/25/11	2,410	2,087
GMAC LLC	0.000%	6/15/15	40	18	D
GMAC LLC	8.000%	11/1/31	4,015	3,368
Nelnet Inc.	7.400%	9/29/36	1,310	1,258	C
SLM Corp.	5.375%	5/15/14	630	560

				20,873

Diversified Financial Services — 14.2%
AGFC Capital Trust I	6.000%	1/15/67	860	780	A,C
AIG SunAmerica Global Financing VI	6.300%	5/10/11	5,170	5,371	A
AIG SunAmerica Global Financing VII	5.850%	8/1/08	500	501	A
American Express Travel Related Services Co. Inc.	5.250%	11/21/11	830	832	A
Associates Corp. of North America	8.150%	8/1/09	775	809
BAC Capital Trust XIV	5.630%	3/15/49	1,620	1,438	C
Bank of America Corp.	4.750%	8/15/13	110	108
Bank of America Corp.	5.420%	3/15/17	2,600	2,512
Beaver Valley II Funding	9.000%	6/1/17	1,078	1,214
Capital One Bank	4.875%	5/15/08	150	149
Capital One Bank	5.750%	9/15/10	870	870
Capital One Bank	6.500%	6/13/13	690	677
Capital One Capital IV	6.745%	2/17/37	1,100	818	C
Capmark Financial Group Inc.	5.875%	5/10/12	1,000	792	A,E
Chase Capital II	5.411%	2/1/27	1,980	1,581	B
Citigroup Capital XXI	8.300%	12/21/57	970	1,013	C

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Diversified Financial Services — Continued
Citigroup Inc.	6.000%	8/15/17	$1,540	$1,571
Citigroup Inc.	6.125%	8/25/36	5,980	5,660
Deutsche Bank Capital Funding Trust	5.628%	1/19/49	1,760	1,600	A,C
General Electric Capital Corp.	5.000%	4/10/12	3,760	3,806
General Electric Capital Corp.	5.250%	10/19/12	3,490	3,569
General Electric Capital Corp.	5.550%	5/4/20	590	607
General Electric Capital Corp.	6.750%	3/15/32	5	6
General Electric Capital Corp.	6.150%	8/1/37	2,030	2,157
General Electric Capital Corp.	6.375%	11/15/67	1,840	1,900	C
Glen Meadow Pass-Through Certificates	6.505%	2/12/67	860	811	A,C
HSBC Finance Capital Trust IX	5.911%	11/30/35	2,500	2,313	C
HSBC Finance Corp.	5.700%	6/1/11	1,280	1,287
HSBC Finance Corp.	5.500%	1/19/16	1,610	1,571
ILFC E-Capital Trust II	6.250%	12/21/65	2,320	2,217	A,C
JPMorgan Chase and Co.	4.891%	9/1/15	1,035	997	C
JPMorgan Chase and Co.	6.125%	6/27/17	5	5
Mizuho Preferred Capital Co. LLC	8.790%	6/30/49	1,520	1,534	A,C
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	1,700	1,842
SB Treasury Co. LLC	9.400%	6/30/49	840	857	A,C
TNK-BP Finance SA	7.875%	3/13/18	310	306	A
UBS Preferred Funding Trust V	6.243%	5/15/49	3,030	2,918	C
ZFS Finance USA Trust II	6.450%	12/15/65	4,990	4,650	A,C

				61,649

Diversified Telecommunication Services — 2.3%
AT&T Corp.	8.000%	11/15/31	1,200	1,474
AT&T Inc.	5.100%	9/15/14	1,910	1,890
BellSouth Corp.	4.750%	11/15/12	830	821
Embarq Corp.	7.082%	6/1/16	930	958

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Diversified Telecommunication Services — Continued
Qwest Corp.	5.625%	11/15/08	$550	$547
Verizon Global Funding Corp.	6.875%	6/15/12	1,030	1,115
Verizon Global Funding Corp.	7.750%	6/15/32	375	439
Verizon Global Funding Corp.	5.850%	9/15/35	1,580	1,546
Verizon New York Inc.	6.875%	4/1/12	1,280	1,358

				10,148

Electric Utilities — 3.9%
Energy Future Holdings Corp.	10.875%	11/1/17	570	573	A
Energy Future Holdings Corp.	11.250%	11/1/17	2,490	2,515	A,F
Exelon Corp.	6.750%	5/1/11	1,370	1,432
FirstEnergy Corp.	6.450%	11/15/11	2,285	2,360
FirstEnergy Corp.	7.375%	11/15/31	3,840	4,213
Pacific Gas and Electric Co.	6.050%	3/1/34	2,150	2,146
Tampa Electric Co.	6.375%	8/15/12	380	400
The Cleveland Electric Illuminating Co.	5.650%	12/15/13	940	929
The Cleveland Electric Illuminating Co.	7.880%	11/1/17	850	958
The Detroit Edison Co.	5.200%	10/15/12	1,260	1,276

				16,802

Energy Equipment and Services — 0.6%
CenterPoint Energy Resources Corp.	7.875%	4/1/13	1,010	1,109
EEB International Ltd.	8.750%	10/31/14	790	806	A
Pride International Inc.	7.375%	7/15/14	800	822

				2,737

Food and Staples Retailing — 0.9%
Safeway Inc.	7.500%	9/15/09	600	630
Safeway Inc.	5.800%	8/15/12	140	145
Safeway Inc.	6.350%	8/15/17	610	636

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Food and Staples Retailing — Continued
The Kroger Co.	8.000%	9/15/29	$1,000	$1,161
Wal-Mart Stores Inc.	6.500%	8/15/37	1,130	1,190

				3,762

Food Products — 0.9%
Ahold Finance USA Inc.	8.250%	7/15/10	960	1,044
Kellogg Co.	6.600%	4/1/11	1,000	1,060
Kellogg Co.	7.450%	4/1/31	650	747
Tyson Foods Inc.	6.850%	4/1/16	1,040	1,067	E

				3,918

Gas Utilities — 0.1%
Southern Natural Gas Co.	5.900%	4/1/17	480	472	A

Health Care Equipment and Supplies — 0.5%
Baxter International Inc.	5.900%	9/1/16	1,430	1,486
Hospira Inc.	6.050%	3/30/17	840	844

				2,330

Health Care Providers and Services — 3.7%
Aetna Inc.	5.750%	6/15/11	1,490	1,531
Cardinal Health Inc.	6.300%	10/15/16	1,100	1,127	A
Coventry Health Care Inc.	5.950%	3/15/17	1,150	1,128
HCA Inc.	6.300%	10/1/12	1,790	1,593
HCA Inc.	6.250%	2/15/13	2,130	1,864
HCA Inc.	5.750%	3/15/14	150	124
HCA Inc.	9.125%	11/15/14	1,100	1,144
HCA Inc.	9.250%	11/15/16	1,380	1,449
Humana Inc.	6.450%	6/1/16	600	605
Quest Diagnostics Inc.	5.125%	11/1/10	790	805
UnitedHealth Group Inc.	6.000%	11/15/17	1,610	1,631	A

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Health Care Providers and Services — Continued
Universal Health Services Inc.	7.125%	6/30/16	$1,450	$1,543
WellPoint Inc.	5.875%	6/15/17	1,560	1,571

				16,115

Household Durables — 0.5%
Centex Corp.	5.125%	10/1/13	420	356
DR Horton Inc.	5.250%	2/15/15	610	484
Pulte Homes Inc.	6.250%	2/15/13	385	343
The Black and Decker Corp.	5.750%	11/15/16	810	808

				1,991

Independent Power Producers and Energy Traders — 0.8%
Dynegy Holdings Inc.	8.750%	2/15/12	1,690	1,707
TXU Corp.	6.500%	11/15/24	2,730	1,991

				3,698

Insurance — 3.0%
Ace Ina Holdings Inc.	5.700%	2/15/17	670	664
Allstate Corp.	6.500%	5/15/57	1,450	1,349	C
American International Group Inc.	6.250%	3/15/37	230	206
ASIF Global Financing XIX	4.900%	1/17/13	90	88	A
Everest Reinsurance Holdings Inc.	6.600%	5/15/37	760	673	C
Liberty Mutual Group	5.750%	3/15/14	720	733	A
Liberty Mutual Group	7.800%	3/15/37	810	720	A
MetLife Inc.	6.400%	12/15/36	3,325	3,047	C
Prudential Financial Inc.	5.700%	12/14/36	920	816
The Chubb Corp.	6.375%	3/29/37	910	888	C
The Travelers Cos. Inc.	6.250%	3/15/37	1,790	1,679	C
The Travelers Cos. Inc.	6.250%	6/15/37	710	688

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Insurance — Continued
Willis North America Inc.	5.125%	7/15/10	$760	$743
Willis North America Inc.	5.625%	7/15/15	660	643

				12,937

IT Services — 0.4%
Electronic Data Systems Corp.	7.125%	10/15/09	530	547
Electronic Data Systems Corp.	6.500%	8/1/13	500	506	E
Electronic Data Systems Corp.	7.450%	10/15/29	570	585

				1,638

Leisure Equipment and Products — 0.6%
Eastman Kodak Co.	3.625%	5/15/08	975	960
Eastman Kodak Co.	7.250%	11/15/13	500	500
Hasbro Inc.	6.300%	9/15/17	970	993	E

				2,453

Media — 4.5%
Clear Channel Communications Inc.	4.400%	5/15/11	1,210	1,043
Clear Channel Communications Inc.	5.500%	9/15/14	500	381
Comcast Cable Communications Inc.	6.750%	1/30/11	960	1,004
Comcast Cable Holdings LLC	7.125%	2/15/28	180	187
Comcast Corp.	6.450%	3/15/37	1,100	1,120
Comcast Corp.	6.950%	8/15/37	1,800	1,943
Cox Communications Inc.	4.625%	1/15/10	1,410	1,399
CSC Holdings Inc.	7.625%	7/15/18	1,500	1,378
Liberty Media LLC	7.875%	7/15/09	1,000	1,015
Liberty Media LLC	8.500%	7/15/29	340	333
Liberty Media LLC	8.250%	2/1/30	120	115
News America Inc.	6.550%	3/15/33	1,495	1,493
The Walt Disney Co.	6.200%	6/20/14	1,220	1,296

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Media — Continued
Time Warner Entertainment Co. LP	8.375%	7/15/33	$505	$608
Time Warner Inc.	6.875%	5/1/12	1,350	1,422
Time Warner Inc.	9.125%	1/15/13	1,130	1,284
Time Warner Inc.	7.700%	5/1/32	1,015	1,128
Viacom Inc.	7.700%	7/30/10	90	96
Viacom Inc.	5.750%	4/30/11	990	1,002
Viacom Inc.	5.625%	8/15/12	1,095	1,092

				19,339

Metals and Mining — 1.8%
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	5,320	5,706
GTL Trade Finance Inc.	7.250%	10/20/17	2,232	2,265	A

				7,971

Multi-Utilities — 0.3%
DTE Energy Co.	6.375%	4/15/33	350	351
Xcel Energy Inc.	7.000%	12/1/10	900	948

				1,299

Multiline Retail — 1.0%
Federated Retail Holdings Inc.	5.350%	3/15/12	810	789
Macy’s Retail Holdings Inc.	5.875%	1/15/13	1,000	980
May Department Stores Co.	5.750%	7/15/14	1,070	1,025
May Department Stores Co.	6.650%	7/15/24	490	453
Target Corp.	5.875%	3/1/12	860	890

				4,137

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Oil, Gas and Consumable Fuels — 6.2%
DCP Midstream LLC	6.750%	9/15/37	$1,280	$1,294	A
Devon Financing Corp. ULC	7.875%	9/30/31	560	677
Duke Capital LLC	6.250%	2/15/13	340	352
El Paso Corp.	7.800%	8/1/31	1,660	1,685
El Paso Corp.	7.750%	1/15/32	340	345
EOG Resources Inc.	5.875%	9/15/17	1,630	1,671
Hess Corp.	7.875%	10/1/29	3,770	4,462
Kerr-McGee Corp.	6.950%	7/1/24	390	417
Kerr-McGee Corp.	7.875%	9/15/31	4,350	5,187
Kinder Morgan Energy Partners LP	7.125%	3/15/12	1,430	1,529
Pemex Project Funding Master Trust	6.291%	6/15/10	12	12	B
Pemex Project Funding Master Trust	5.724%	12/3/12	95	94	A,B
Pemex Project Funding Master Trust	6.625%	6/15/35	3,624	3,820
Pemex Project Funding Master Trust	6.625%	6/15/35	260	274	A
Tennessee Gas Pipeline Co.	8.375%	6/15/32	1,000	1,158
The Williams Cos. Inc.	7.625%	7/15/19	2,000	2,167
Valero Energy Corp.	6.875%	4/15/12	565	603
XTO Energy Inc.	6.100%	4/1/36	1,270	1,240

				26,987

Paper and Forest Products — 0.3%
Weyerhaeuser Co.	6.750%	3/15/12	1,120	1,176

Pharmaceuticals — 0.6%
Wyeth	6.700%	3/15/11	2,000	2,131	E
Wyeth	5.950%	4/1/37	440	441

				2,572

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Real Estate Investment Trusts (REITs) — 1.0%
Health Care REIT Inc.	5.875%	5/15/15	$1,440	$1,377
iStar Financial Inc.	5.375%	4/15/10	10	9
iStar Financial Inc.	5.950%	10/15/13	3,610	3,146

				4,532

Road and Rail — 0.1%
Burlington Northern Rail Road Co.	7.330%	6/23/10	73	76
Norfolk Southern Corp.	7.875%	5/15/43	348	405

				481

Thrifts and Mortgage Finance — 2.8%
BB&T Capital Trust II	6.750%	6/7/36	1,750	1,704
Countrywide Financial Corp.	5.800%	6/7/12	2,850	2,082
Residential Capital LLC	7.625%	11/21/08	1,340	1,065	E
Residential Capital LLC	8.544%	4/17/09	5,980	2,945	A,B,E
Residential Capital LLC	7.500%	2/22/11	2,630	1,637	E
Residential Capital LLC	8.000%	6/1/12	150	92	E
Washington Mutual Bank	5.001%	5/1/09	400	373	B
Washington Mutual Inc.	4.200%	1/15/10	700	626
Washington Mutual Inc.	4.625%	4/1/14	1,000	782
Washington Mutual Inc.	7.250%	11/1/17	930	819

				12,125

Tobacco — 0.5%
Altria Group Inc.	7.000%	11/4/13	825	923
Reynolds American Inc.	7.875%	5/15/09	860	891
Reynolds American Inc.	7.625%	6/1/16	270	287

				2,101

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Wireless Telecommunication Services — 1.6%
New Cingular Wireless Services Inc.	8.125%	5/1/12	$570	$634
New Cingular Wireless Services Inc.	8.750%	3/1/31	980	1,270
Nextel Communications Inc.	5.950%	3/15/14	469	441
Nextel Communications Inc.	7.375%	8/1/15	1,600	1,575
Sprint Capital Corp.	8.375%	3/15/12	1,860	2,014
Sprint Capital Corp.	6.900%	5/1/19	920	914

				6,848

Total Corporate Bonds and Notes (Cost — $327,646)				318,998
Mortgage-Backed Securities — 0.8%
Variable Rate SecuritiesG — 0.8%
Thornburg Mortgage Securities Trust 2007-4 2A1	6.231%	9/25/37	1,728	1,734
Thornburg Mortgage Securities Trust 2007-4 3A1	6.228%	9/25/37	1,592	1,578

Total Mortgage-Backed Securities (Cost — $3,291)				3,312
U.S. Government and Agency Obligations — N.M.
Fixed Rate Securities — N.M.
United States Treasury Bonds	4.500%	2/15/36	5	5
United States Treasury Bonds	4.750%	2/15/37	4	4

Total U.S. Government and Agency Obligations (Cost — $8)				9
U.S. Government Agency Mortgage-Backed Securities — N.M.
Indexed SecuritiesB — N.M.
Freddie Mac	6.949%	9/1/24	54	55

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $54)				55
Yankee BondsH — 23.6%
Automobiles — 0.3%
General Motors Nova Scotia Finance Co.	6.850%	10/15/08	1,160	1,143

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — (Continued)
Beverages — 0.7%
Diageo Capital PLC	5.200%	1/30/13	$1,590	$1,597
Molson Coors Capital Finance	4.850%	9/22/10	1,305	1,312

				2,909

Commercial Banks — 10.7%
AES El Salvador Trust	6.750%	2/1/16	2,080	2,062	A
ATF Capital BV	9.250%	2/21/14	2,280	2,303	A
Banco Mercantil del Norte SA	6.135%	10/13/16	2,030	2,007	A,C
Barclays Bank PLC	7.434%	9/29/49	2,750	2,858	A,C
BOI Capital Funding	5.571%	2/1/49	2,000	1,728	A,C
Glitnir Banki Hf	6.330%	7/28/11	1,100	1,075	A
Glitnir Banki Hf	6.693%	6/15/16	1,900	1,914	A,C
Glitnir Banki Hf	7.451%	12/14/49	700	644	A,C
HBOS Capital Funding LP	6.071%	6/30/49	1,490	1,394	A,C
HBOS Treasury Services PLC	4.000%	9/15/09	1,080	1,071	A
HSBC Capital Funding LP	4.610%	6/27/49	760	700	A,C
HSBK Europe BV	7.250%	5/3/17	1,640	1,427	A
ICICI Bank Ltd.	6.375%	4/30/22	702	635	A,C
ICICI Bank Ltd.	6.375%	4/30/22	170	152	A,C
Kaupthing Bank Hf	5.938%	4/12/11	1,440	1,405	A,B
Kaupthing Bank Hf	5.750%	10/4/11	1,340	1,260	A
Kaupthing Bank Hf	7.125%	5/19/16	3,585	3,287	A
Landsbanki Islands Hf	7.431%	10/19/49	2,250	2,159	A,C
Mizuho Financial Group	5.790%	4/15/14	3,565	3,729	A
Resona Preferred Global Securities	7.191%	7/30/49	3,330	3,304	A,C
Royal Bank of Scotland Group PLC	7.640%	3/31/49	200	206	C
RSHB Capital SA	7.175%	5/16/13	3,690	3,787	A
RSHB Capital SA	6.299%	5/15/17	570	540	A
Shinsei Finance Cayman Ltd.	6.418%	7/20/49	3,385	2,874	A,C
Sumitomo Mitsui Banking Corp.	5.625%	10/15/49	730	682	A,C
TuranAlem Finance BV	8.250%	1/22/37	1,709	1,461	A

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — (Continued)
Commercial Banks — Continued
TuranAlem Finance BV	8.250%	1/22/37	$300	$256	A
VTB Capital SA for Vneshtorgbank	5.494%	8/1/08	1,560	1,544	A,B

				46,464

Consumer Finance — 0.8%
Aiful Corp.	6.000%	12/12/11	3,005	2,878	A
HSBC Holdings PLC	5.250%	12/12/12	830	831

				3,709

Diversified Financial Services — 0.9%
Lukoil International Finance BV	6.356%	6/7/17	982	930	A
Petroplus Finance Ltd.	7.000%	5/1/17	750	686	A
SMFG Preferred Capital	6.078%	1/25/49	230	212	A,C
TNK-BP Finance SA	7.500%	7/18/16	870	843	A
TNK-BP Finance SA	6.625%	3/20/17	100	91	A
UFJ Finance Aruba AEC	6.750%	7/15/13	920	999

				3,761

Diversified Telecommunication Services — 3.2%
British Telecommunications PLC	9.125%	12/15/30	420	556
Deutsche Telekom International Finance BV	8.250%	6/15/30	1,400	1,747	E
Deutsche Telekom International Finance BV	9.250%	6/1/32	670	910	E
France Telecom SA	7.750%	3/1/11	3,000	3,225	E
France Telecom SA	8.500%	3/1/31	340	441	E
Intelsat Bermuda Ltd.	8.886%	1/15/15	1,175	1,178	B
Koninklijke (Royal) KPN NV	8.000%	10/1/10	990	1,062
Koninklijke (Royal) KPN NV	8.375%	10/1/30	655	785
Telecom Italia Capital	7.200%	7/18/36	2,070	2,282

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — (Continued)
Diversified Telecommunication Services — Continued
Telefonica Emisiones S.A.U.	5.855%	2/4/13	$790	$813
Telefonica Emisiones S.A.U.	7.045%	6/20/36	800	894

				13,893

Electric Utilities — 0.9%
Enersis SA	7.375%	1/15/14	850	910
Enersis SA/Cayman Island	7.400%	12/1/16	1,211	1,312
Hydro Quebec	7.500%	4/1/16	1,625	1,941

				4,163

Food and Staples Retailing — 0.2%
Delhaize Group	6.500%	6/15/17	860	880

Foreign Governments — 1.4%
Province of Nova Scotia	5.750%	2/27/12	1,000	1,066
Russian Federation	7.500%	3/31/30	32	36	C
United Mexican States	7.500%	4/8/33	182	217
United Mexican States	6.750%	9/27/34	4,208	4,648

				5,967

Gas Utilities — 0.2%
Intergas Finance BV	6.375%	5/14/17	850	763	A

Industrial Conglomerates — 0.8%
Tyco International Group SA	6.125%	11/1/08	60	61
Tyco International Group SA	6.125%	1/15/09	20	20
Tyco International Group SA	6.750%	2/15/11	230	241
Tyco International Group SA	6.375%	10/15/11	420	435

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — (Continued)
Industrial Conglomerates — Continued
Tyco International Group SA	7.000%	6/15/28	$554	$586
Tyco International Group SA	6.875%	1/15/29	2,051	2,077

				3,420

Insurance — 0.4%
Axa	8.600%	12/15/30	1,630	1,999

Media — 0.3%
British Sky Broadcasting Group PLC	6.875%	2/23/09	870	887
Rogers Cable Inc.	6.250%	6/15/13	570	585

				1,472

Metals and Mining — 0.9%
Vale Overseas Ltd.	6.875%	11/21/36	3,888	3,933

Oil, Gas and Consumable Fuels — 1.3%
Anadarko Finance Co.	6.750%	5/1/11	10	10
Anadarko Finance Co.	7.500%	5/1/31	180	202
Gazprom	6.212%	11/22/16	2,099	2,014	A
Gazprom	6.510%	3/7/22	1,160	1,103	A
Petrobras International Finance Co.	6.125%	10/6/16	2,186	2,230

				5,559

Wireless Telecommunication Services — 0.6%
America Movil SA de CV	5.625%	11/15/17	1,570	1,534
Rogers Wireless Inc.	6.375%	3/1/14	1,000	1,030

				2,564

Total Yankee Bonds (Cost — $103,581)				102,599

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares		Value
Preferred Stocks — 0.6%
Fannie Mae	8.25%		40	Shs	$1,030	C
Freddie Mac	8.375%		57		1,490	C

Total Preferred Stocks (Cost — $2,425)					2,520
Total Long-Term Securities (Cost — $437,005)					427,493
Short-Term Securities — 0.4%
U.S. Government and Agency Obligations — 0.1%
Fannie Mae	0.000%	3/17/08	$586		581	D,I

					581
Repurchase Agreements — 0.3%
Lehman Brothers Inc.
4.15%, dated 12/31/07, to be repurchased at $559 on 1/2/08 (Collateral: $2,230 Federal Home Loan Bank bond, zero-coupon bonds, due 9/18/28, value $ 570)			559		559
Merrill Lynch Government Securities Inc.
4.05%, dated 12/31/07, to be repurchased at $559 on 1/2/08 (Collateral: $442 Tennessee Valley Authority bonds, 7.13%, due 5/1/30, value $ 570)			559		559

					1,118

Total Short-Term Securities (Cost — $1,698)					1,699
Total Investments — 98.8% (Cost — $438,703)J					429,192
Other Assets Less Liabilities — 1.2%					5,174

Net Assets — 100.0%					$434,366

Annual Report to Shareholders

Portfolio of Investments — Continued

Investment Grade Income Portfolio — Continued

	Expiration	Actual Contracts	Appreciation/ (Depreciation)
Futures Contracts PurchasedK
U.S. Treasury Bond Futures	March 2008	38	$(34)
U.S. Treasury Note Futures	March 2008	302	89

			$55

Futures Contracts WrittenK
U.S. Treasury Note Futures	March 2008	212	$(149)

N.M. — Not Meaningful.

A

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 22.78% of net assets.

B

Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2007.

C

Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
E	Credit Linked Security — The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
F	Pay-in-Kind (“PIK”) security — A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
G	The coupon rates shown on variable rate securities are the rates at December 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
H	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.
I	All or a portion of this security is collateral to cover futures and options contracts written.
J	At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,226
Gross unrealized depreciation	(16,783)

Net unrealized depreciation	$(9,557)

K	Futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Investment Grade Income Portfolio

December 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (cost – $437,005)		$427,493
Short-term securities at value (cost – $1,698)		1,699
Cash		225
Interest receivable		6,727
Receivable for fund shares sold		758
Futures variation margin receivable		23
Other assets		2

Total assets		436,927

Liabilities:
Payable for fund shares repurchased	$1,974
Accrued distribution and service fees	305
Income distribution payable	108
Accrued expenses	174

Total liabilities		2,561

Net Assets		$434,366

Net assets consist of:
Accumulated paid-in-capital		$444,756
Overdistributed net investment income		(38)
Accumulated net realized loss on investments and futures		(747)
Net unrealized depreciation on investments and futures		(9,605)

Net Assets		$434,366

Net Asset Value Per Share:
Primary Class (38,188 shares outstanding)		$10.11

Institutional Class (4,773 shares outstanding)		$10.11

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Legg Mason Investment Grade Income Portfolio

For the Year Ended December 31, 2007

(Amounts in Thousands)

Investment Income:
Interest		$27,459

Expenses:
Management fees	$2,602
Distribution and service fees:
Primary Class	2,020
Audit and legal fees	58
Custodian fees	63
Directors’ fees and expenses	65
Registration fees	54
Reports to shareholders	90
Transfer agent and shareholder servicing expense:
Primary Class	350
Institutional Class	14
Other expenses	53

Total operating expenses	5,369
Less: Fees waived	(1,174)
Compensating balance credits	(6)

Net expenses		4,189

Net Investment Income		23,270

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	904
Futures	(1,540)

		(636)
Change in unrealized appreciation/depreciation of investments and futures		(14,428)

Net Realized and Unrealized Loss on Investments		(15,064)
Change in Net Assets Resulting From Operations		$8,206

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Investment Grade Income Portfolio

(Amounts in Thousands)

	For the Years Ended
	12/31/07	12/31/06
Change in Net Assets:
Net investment income	$23,270	$20,002
Net realized gain/(loss)	(636)	1,321
Change in unrealized appreciation/depreciation	(14,428)	2,783
Change in net assets resulting from operations	8,206	24,106

Distributions to shareholders from:
Net investment income:
Primary Class	(21,444)	(18,986)
Institutional Class	(1,750)	(1,013)
Net realized gain on investments:
Primary Class	(1,197)	(15)
Institutional Class	(46)	(1)

Change in net assets from fund share transactions:
Primary Class	(3,652)	34,481
Institutional Class	37,491	(8,584)
Change in net assets	17,608	29,988

Net Assets:
Beginning of year	416,758	386,770
End of year	$434,366	$416,758
Overdistributed net investment income	$(38)	$(116)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Investment Grade Income Portfolio

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$10.49		$10.40		$10.81	$10.88	$10.42

Investment operations:
Net investment income	.55	A	.51	A	.49	.49	.50
Net realized and unrealized gain/(loss)	(.35)		.09		(.31)	.18	.53

Total from investment operations	.20		.60		.18	.67	1.03

Distributions from:
Net investment income	(.55)		(.51)		(.49)	(.49)	(.50)
Net realized gain on investments	(.03)		—	B	(.10)	(.25)	(.07)

Total distributions	(.58)		(.51)		(.59)	(.74)	(.57)

Net asset value, end of year	$10.11		$10.49		$10.40	$10.81	$10.88

Total return	1.93%		6.01%		1.69%	6.29%	10.16%

Ratios to Average Net Assets:C
Total expenses	1.28%		1.33%		1.30%	1.27%	1.28%
Expenses net of waivers, if any	1.00%		1.00%		1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%		1.00%		1.00%	1.00%	1.00%
Net investment income	5.32%		4.98%		4.64%	4.47%	4.62%
Supplemental Data:
Portfolio turnover rate	47.2%		65.7%		51.1%	74.9%	78.2%
Net assets, end of year (in thousands)	$386,094		$404,864		$366,329	$403,361	$408,685

A	Computed using average daily shares outstanding.
B	Amount less than $.01 per share.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Investment Grade Income Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$10.49		$10.41		$10.82	$10.89	$10.43

Investment operations:
Net investment income	.61	A	.56	A	.55	.54	.55
Net realized and unrealized gain/(loss)	(.36)		.08		(.31)	.17	.53

Total from investment operations	.25		.64		.24	.71	1.08

Distributions from:
Net investment income	(.60)		(.56)		(.55)	(.53)	(.55)
Net realized gain on investments	(.03)		—	B	(.10)	(.25)	(.07)

Total distributions	(.63)		(.56)		(.65)	(.78)	(.62)

Net asset value, end of year	$10.11		$10.49		$10.41	$10.82	$10.89

Total return	2.44%		6.45%		2.27%	6.85%	10.71%

Ratios to Average Net Assets:C
Total expenses	.74%		.74%		.74%	.74%	.78%
Expenses net of waivers, if any	.50%		.50%		.44%	.47%	.50%
Expenses net of all reductions	.50%		.50%		.44%	.47%	.50%
Net investment income	5.95%		5.47%		5.26%	5.02%	5.13%
Supplemental Data:
Portfolio turnover rate	47.2%		65.7%		51.1%	74.9%	78.2%
Net assets, end of year (in thousands)	$48,272		$11,894		$20,441	$10,216	$5,895

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Limited Duration Bond Portfolio

Average annual total returns for the Limited Duration Bond Portfolio (“Fund”) and its benchmark for various periods ended December 31, 2007, are presented below:

Average Annual Total Returns Through December 31, 2007
	One Year	Five Years	Ten Years	Since InceptionA
Limited Duration Bond Portfolio:B
Primary Class	+2.05%	+2.26%	+4.05%	+5.90%
Institutional Class	+2.56%	+2.79%	+4.59%	+5.58%
Merrill Lynch 1-3 Year Treasury IndexC	+7.32%	+3.12%	+4.75%	+6.05%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The gross expense ratios for the Limited Duration Bond Portfolio Primary Class and Institutional Class are 1.21% and 0.64%, respectively. Gross expenses are the Fund’s total annual operation expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

Net expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007. The net

A

The inception date of the Fund’s Primary Class is August 7, 1987. The inception date of the Fund’s Institutional Class is December 1, 1994. Index returns are for periods beginning July 31, 1987. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B

Prior to August 31, 2004, the Fund was known as Legg Mason U.S. Government Intermediate-Term Portfolio and followed a policy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such investments, with a dollar-weighted average portfolio maturity between three and ten years. The Fund’s performance prior to such change might have been better or worse had the Fund been managed in accordance with its current objective, policies and strategies.

C	A total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of 1 to 3 years.

Annual Report to Shareholders

expense ratio for the Limited Duration Primary Class and Institutional Class was 1.00% and 0.50%, respectively. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until April 30, 2008 to limit total annual operating expenses to 1.00% and 0.50% of the Fund’s average daily net assets for Primary Class and Institutional Class, respectively.

The Limited Duration Bond Portfolio returned negative results for the period as any weighting away from U.S. Treasuries in the second half of 2007 produced negative excess returns during the flight to quality that ensued from the subprime-induced debacle. For the year, the total return (appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions) of the Fund’s Primary Share class trailed the performance of its primary benchmark, the Merrill Lynch U.S. 1-3 Year Treasury Index, delivering 2.05% versus 7.32%. Overweight exposure to the agency pass-through mortgage-backed sector detracted from returns as spreads widened and volatility surged. Exposure to high quality non-agency mortgage-backed securities significantly detracted from returns as this sector experienced unprecedented mark-to-market losses. While the losses have been severe the vast majority of the non-agency exposure is invested in the senior tranches of these securities and we therefore do not foresee these securities ultimately experiencing any principal losses. An allocation to corporate bonds and especially our emphasis on the financial and lower quality sectors, also detracted from performance as spreads gapped wider.

Western Asset Management Company

February 19, 2008

Annual Report to Shareholders

Expense Example

Legg Mason Limited Duration Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2007, and held through December 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value	Ending Account Value	Expenses PaidA During the Period
	7/1/07	12/31/07	7/1/07 to 12/31/07
Primary Class:
Actual	$1,000.00	$1,002.10	$5.05
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
Institutional Class:
Actual	$1,000.00	$1,003.60	$2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.00% and 0.50% for the Primary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

Legg Mason Limited Duration Bond Portfolio

The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Institutional Class shares of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+2.05%	+2.05%
Five Years	+11.84%	+2.26%
Ten Years	+48.77%	+4.05%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	A total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of 1-3 years.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+2.56%	+2.56%
Five Years	+14.73%	+2.79%
Ten Years	+56.70%	+4.59%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2007)B

Standard & Poor’s Debt RatingsC (As a percentage of the portfolio)

Maturity Schedule (As a percentage of the portfolio)

B

The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time. The charts do not include derivatives such as Futures Contracts, Options Written, and Swaps.

C	Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
D	Preferred Stocks do not have a defined maturity date.

Annual Report to Shareholders

Portfolio of Investments

Legg Mason Limited Duration Bond Portfolio

December 31, 2007

(Amounts in Thousands)

	Rate	Maturity Date	Par/Shares	Value
Long-Term Securities — 100.6%

Corporate Bonds and Notes — 22.0%
Aerospace and Defense — 0.2%
United Technologies Corp.	5.375%	12/15/17	$410	$414

Airlines — 0.5%
Northwest Airlines Inc.	5.699%	5/20/14	918	902	A

Capital Markets — 2.7%
Goldman Sachs Capital II	5.793%	12/29/49	2,180	1,941	B
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/49	970	865	B
Lehman Brothers Holdings Inc.	6.500%	7/19/17	340	344
Merrill Lynch and Co. Inc.	6.050%	8/15/12	700	713
Morgan Stanley	6.600%	4/1/12	330	347
The Bear Stearns Cos. Inc.	6.400%	10/2/17	200	193
The Goldman Sachs Group Inc.	6.600%	1/15/12	350	370

				4,773

Commercial Banks — 1.7%
HSBC Bank PLC	8.010%	7/20/12	1,000	839	A,C,D
HSBC Bank PLC	10.199%	8/20/12	70	65	A
SunTrust Capital VIII	6.100%	12/15/36	120	100	B
Wachovia Capital Trust III	5.800%	8/29/49	1,960	1,751	B
Wells Fargo Capital X	5.950%	12/15/36	300	280	B

				3,035

Commercial Services and Supplies — 0.4%
Waste Management Inc.	7.375%	8/1/10	650	687

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Consumer Finance — 2.1%
American Express Co.	6.800%	9/1/66	$600	$608	B
Ford Motor Credit Co.	6.625%	6/16/08	2,834	2,793
Nelnet Inc.	7.400%	9/29/36	380	365	B

				3,766

Diversified Financial Services — 2.3%
AGFC Capital Trust I	6.000%	1/15/67	1,290	1,170	B,D
Capmark Financial Group Inc.	5.875%	5/10/12	400	316	C,D
General Electric Capital Corp.	6.375%	11/15/67	675	697	B
IBM International Group Capital LLC	5.050%	10/22/12	950	968
ZFS Finance USA Trust III	6.141%	12/15/65	970	941	A,D

				4,092

Diversified Telecommunication Services — 0.1%
Qwest Corp.	7.875%	9/1/11	230	239

Electric Utilities — 0.3%
Pacific Gas and Electric Co.	4.800%	3/1/14	500	486

Food and Staples Retailing — 0.3%
Wal-Mart Stores Inc.	5.800%	2/15/18	500	516

Health Care Equipment and Supplies — 0.3%
Hospira Inc.	5.550%	3/30/12	500	508

Health Care Providers and Services — 0.1%
Quest Diagnostics Inc.	5.125%	11/1/10	180	183

Hotels, Restaurants and Leisure — 0.2%
Caesars Entertainment Inc.	7.500%	9/1/09	330	351

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
IT Services — 0.6%
Electronic Data Systems Corp.	7.125%	10/15/09	$1,000	$1,032

Leisure Equipment and Products — 0.1%
Eastman Kodak Co.	7.250%	11/15/13	110	110

Media — 2.2%
Clear Channel Communications Inc.	6.625%	6/15/08	140	140
Clear Channel Communications Inc.	4.250%	5/15/09	1,100	1,044
Comcast Cable Communications Inc.	6.875%	6/15/09	600	617
Liberty Media LLC	7.875%	7/15/09	1,110	1,127
The Walt Disney Co.	4.700%	12/1/12	280	280
Time Warner Inc.	5.500%	11/15/11	830	833

				4,041

Multiline Retail — 0.2%
Federated Retail Holdings Inc.	5.350%	3/15/12	330	322
May Department Stores Co.	5.750%	7/15/14	110	105

				427

Office Electronics — 0.2%
Xerox Corp.	5.500%	5/15/12	330	336

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Oil, Gas and Consumable Fuels — 3.8%
Apache Corp.	6.250%	4/15/12	$520	$552
Devon Financing Corp. ULC	6.875%	9/30/11	350	375
El Paso Natural Gas Co.	5.950%	4/15/17	590	582	D
Hess Corp.	6.650%	8/15/11	510	538
Kinder Morgan Energy Partners LP	6.750%	3/15/11	810	850
Pemex Project Funding Master Trust	6.291%	6/15/10	657	666	A,D
Pemex Project Funding Master Trust	6.291%	6/15/10	380	383	A,D
Pemex Project Funding Master Trust	5.724%	12/3/12	2,442	2,408	A,D
XTO Energy Inc.	5.650%	4/1/16	440	443

				6,797

Real Estate Investment Trusts — 1.2%
iStar Financial Inc.	5.331%	9/15/09	1,330	1,227	A
iStar Financial Inc.	5.650%	9/15/11	1,000	894

				2,121

Thrifts and Mortgage Finance — 2.2%
Countrywide Financial Corp.	5.104%	3/24/09	610	470	A
Countrywide Financial Corp.	5.800%	6/7/12	600	438
Residential Capital LLC	7.782%	11/21/08	2,000	1,590	A
Residential Capital LLC	7.814%	4/17/09	200	142	A
Residential Capital LLC	7.500%	2/22/11	1,500	934	C
Washington Mutual Bank	5.141%	6/16/10	440	396	A

				3,970

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Corporate Bonds and Notes — Continued
Wireless Telecommunication Services — 0.3%
Sprint Capital Corp.	6.375%	5/1/09	$30	$30
Vodafone Group PLC	5.350%	2/27/12	450	453

				483

Total Corporate Bonds and Notes (Cost — $41,443)				39,269

Asset-Backed Securities — 8.8%
Fixed Rate Securities — 1.2%
Countryplace Manufactured Housing Contract Trust 2007-1 A1	5.484%	7/15/37	842	837	B,D
Prestige Auto Receivables Trust 2005-1A	4.370%	6/16/12	821	819	D
Structured Asset Securities Corp. 2003-AL1	3.357%	4/25/31	558	518	D

				2,174

Indexed SecuritiesA — 7.6%
Asset Backed Funding Certificates 2002-WF2	5.914%	5/25/32	221	222
Bear Stearns Asset Backed Securities Inc. 2004-1	5.309%	6/25/34	2,236	2,220
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A	5.189%	11/25/46	1,763	1,375	D
Countrywide Asset-Backed Certificates 2007-13 2A1	5.683%	10/25/47	1,022	1,001
Countrywide Home Equity Loan Trust 2004-O	5.308%	2/15/34	444	434
Lehman XS Trust 2005-5N 3A1A	5.089%	11/25/35	1,509	1,432
Long Beach Mortgage Loan Trust 2006-A A1	4.879%	5/25/36	1,135	448
RAAC Series 2005-RP1	5.129%	7/25/37	318	317	D

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Asset-Backed Securities — Continued
Indexed Securities — Continued
Rental Car Finance Corp. 2004-1A	4.989%	6/25/09	$3,000	$3,000	D
Securitized Asset Backed Receivables LLC 2006-FR3 A2	4.929%	5/25/36	1,700	1,643
Structured Asset Securities Corp. 2007-BC3 1A2	4.929%	5/25/47	800	685
WaMu Asset-Backed Certificates 2007-HE1 2A3	4.939%	1/25/37	800	687

				13,464

Stripped Securities — N.M.
HSI Asset Securitization Corp. Trust 2006-OPT	1.500%	3/25/36	13,207	66	E,F1

Total Asset-Backed Securities (Cost — $ 17,349)				15,704

Mortgage-Backed Securities — 24.4%
Fixed Rate Securities — 1.8%
BlackRock Capital Finance LP 1997-R3	7.220%	11/25/28	3	3	D
Residential Asset Mortgage Products Inc. 2005-SL1	8.000%	5/25/32	1,230	1,296
Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA1	7.000%	3/25/34	1,938	1,976

				3,275

Indexed SecuritiesA — 17.4%
Banc of America Mortgage Securities 2005-F	5.012%	7/25/35	1,966	1,959

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Mortgage-Backed Securities — Continued
Indexed Securities — Continued
Bayview Commercial Asset Trust 2005-2A A2	5.139%	8/25/35	$683	$640	D
Bear Stearns Alt-A Trust 2007-1 1A1	4.949%	1/25/47	2,029	1,914
Bear Stearns ARM Trust 2004-10	4.800%	1/25/35	428	427
Countrywide Alternative Loan Trust 2005-59 1A1	5.118%	11/20/35	1,334	1,247
Countrywide Alternative Loan Trust 2006-0A2 A5	5.179%	5/20/46	1,683	1,587
Countrywide Alternative Loan Trust 2007-AL1 A1	5.039%	6/25/37	1,183	1,114
CS First Boston Mortgage Securities Corp. 2004-AR5 7A2	4.600%	6/25/34	632	625
Greenpoint Mortgage Funding Trust 2006-AR7 1A1B	4.909%	12/25/46	749	705
Harborview Mortgage Loan Trust 2004-8 3A2	5.365%	11/29/34	437	436
HomeBanc Mortgage Trust 2004-2 A1	5.159%	12/25/34	997	962
HomeBanc Mortgage Trust 2005-1 A1	5.039%	3/25/35	1,485	1,460
Impac CMB Trust 2004-6 1A2	5.179%	10/25/34	299	294
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1	6.286%	11/25/37	964	967
JPMorgan Mortgage Trust 2004-A1 1A1	4.341%	10/25/33	2,078	2,043
JPMorgan Mortgage Trust 2004-A1 1A1	4.804%	2/25/34	584	572
MASTR Adjustable Rate Mortgages Trust 2004-13	3.787%	11/21/34	3,000	2,966

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Mortgage-Backed Securities — Continued
Indexed Securities — Continued
MASTR Adjustable Rate Mortgages Trust 2006-OA2 1A1	5.733%	12/25/46	$1,047	$984
MASTR Specialized Loan Trust 2006-01 A	5.089%	12/25/36	568	540	D
Sequoia Mortgage Trust 2003-2 A2	5.165%	6/20/33	370	367
Structured Asset Mortgage Investments Inc. 2006-AR2 A1	5.095%	2/25/36	758	716
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A	5.075%	8/25/36	1,276	1,180
Thornburg Mortgage Securities Trust 2005-2 A4	5.115%	7/25/45	2,043	2,043
Thornburg Mortgage Securities Trust 2005-4 A2	4.999%	12/25/45	76	75
WaMu Alternative Mortgage Pass-Through Certificates 2006-AR01 A1B	5.109%	2/25/36	1,277	1,196
WaMu Mortgage Pass Through Certificates 2003-AR8 A	4.030%	8/25/33	644	639
WaMu Mortgage Pass- Through Certificates 2003-AR10	4.056%	10/25/33	2,100	2,067
WaMu Mortgage Pass- Through Certificates 2004-AR08 A1	5.358%	6/25/44	546	538
Washington Mutual Mortgage Pass-Through Certificates 2006-AR4 DA	5.758%	6/25/46	846	818

				31,081

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
Mortgage-Backed Securities — Continued
Stripped Securities — N.M.
Nomura Asset Acceptance Corp. 2006-AP1 AI0	4.500%	1/25/36	$83	$—	E,F1,G

Variable Rate SecuritiesH — 5.2%
Banc of America Funding Corp. 2004-B	6.782%	12/20/34	462	467
Chase Mortgage Finance Corp. 2007-A1 2A3	4.139%	2/25/37	855	847
Citigroup Mortgage Loan Trust Inc. 2007-AR4 2A1A	5.503%	3/25/37	1,818	1,832
Citigroup Mortgage Loan Trust Inc. 2007-AR8 1A1A	5.756%	8/25/47	980	972
Countrywide Alternative Loan Trust 2004-33 1A1	5.589%	12/25/34	354	353
Countrywide Alternative Loan Trust 2004-33 2A1	6.593%	12/25/34	185	183
JPMorgan Mortgage Trust 2006-A2 5A1	3.755%	11/25/33	455	451
Nomura Asset Acceptance Corp. 2004-AR4 1A1	4.905%	12/25/34	1,003	990
Prime Mortgage Trust 2005-2	7.409%	10/25/32	1,024	1,057
Structured Adjustable Rate Mortgage Loan Trust 2005-12 3A1	5.665%	6/25/35	700	697
WaMu Mortgage Pass-Through Certificates 2004-AR14 A1	4.259%	1/25/35	1,341	1,325

				9,174

Total Mortgage-Backed Securities (Cost — $44,210)				43,530

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
U.S. Government Agency Mortgage-Backed Securities — 33.7%
Fixed Rate Securities — 25.0%
Fannie Mae	8.500%	6/1/10 to 8/1/11	$3	$3
Fannie Mae	7.000%	1/1/13 to 1/1/33	3,830	4,036
Fannie Mae	6.500%	7/1/13 to 10/1/32	1,124	1,160
Fannie Mae	9.500%	7/1/14	10	10
Fannie Mae	11.000%	12/1/15	31	34
Fannie Mae	12.500%	1/1/18	20	23
Fannie Mae	9.000%	11/1/21	75	80
Fannie Mae	5.500%	4/1/36	1,631	1,613
Fannie Mae	6.000%	11/1/37	4,089	4,153
Fannie Mae	5.000%	12/1/37	18,200	17,756	I
Fannie Mae	5.500%	12/1/37	1,750	1,748	I
Freddie Mac	8.500%	12/1/08 to 6/1/21	8	8
Freddie Mac	9.750%	11/1/09 to 11/1/14	4	4
Freddie Mac	9.000%	1/1/17 to 1/1/21	79	83
Freddie Mac	8.000%	2/1/31	172	184
Freddie Mac	7.000%	4/1/32	1,383	1,453
Freddie Mac	5.000%	11/1/35	165	162
Freddie Mac	5.500%	12/1/37 to 1/1/38	6,000	5,988
Freddie Mac	6.000%	12/1/37	4,500	4,567
Government National Mortgage Association	6.000%	5/15/14 to 11/15/28	198	202
Government National Mortgage Association	9.000%	6/15/22 to 9/15/22	2	2
Government National Mortgage Association	6.000%	12/1/37	1,300	1,331	I

				44,600

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares	Value
U.S. Government and Agency Obligations — Continued
Indexed SecuritiesA — 8.6%
Fannie Mae	4.331%	10/1/34 to 1/1/35	$1,775	$1,771
Fannie Mae	4.218%	12/1/34	1,150	1,135
Fannie Mae	4.852%	1/1/35	1,693	1,708
Fannie Mae	4.791%	2/1/35	3,612	3,652
Fannie Mae	4.952%	3/1/35	3,603	3,595
Freddie Mac	4.353%	12/1/34	391	386
Freddie Mac	4.480%	12/1/34	2,069	2,056
Freddie Mac	4.087%	1/1/35	388	382
Freddie Mac	4.144%	1/1/35	639	630

				15,315

Stripped Securities — 0.1%
Government National Mortgage Association	3.438%	6/16/26	1,546	103	E,F1
Government National Mortgage Association	3.488%	8/16/26	1,110	121	E,F1

				224

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $60,894)				60,139

Yankee BondsJ — 10.9%
Beverages — 0.2%
Diageo Capital PLC	5.200%	1/30/13	350	352

Capital Markets — 0.5%
Deutsche Bank AG	6.000%	9/1/17	900	933

Commercial Banks — 3.8%
Glitnir Banki Hf	5.620%	1/21/11	1,550	1,505	A,D
Glitnir Banki Hf	6.693%	6/15/16	50	50	B,D
HSBC Bank PLC	10.449%	8/20/12	70	65	A

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Limited Duration Bond Portfolio — Continued

	Rate	Maturity Date	Par/Shares	Value
Yankee Bonds — Continued
Commercial Banks — Continued
Kaupthing Bank Hf	5.938%	4/12/11	$1,000	$976	A,D
Kaupthing Bank Hf	5.750%	10/4/11	420	395	D
Landsbanki Islands Hf	6.100%	8/25/11	620	611	D
Landsbanki Islands Hf	7.431%	12/31/49	240	230	B,D
Resona Preferred Global Securities	7.191%	12/29/49	830	824	B,D
Shinsei Finance Cayman Ltd.	6.418%	1/29/49	820	696	B,D
TuranAlem Finance BV	6.555%	1/22/09	320	295	A,D
VTB Capital SA for Vneshtorgbank	5.494%	8/1/08	1,167	1,155	A,D

				6,802

Diversified Financial Services — 1.6%
Aiful Corp.	5.000%	8/10/10	1,280	1,256	D
MUFG Capital Finance 1 Ltd.	6.346%	7/29/49	600	568	B
TNK-BP Finance SA	6.875%	7/18/11	1,090	1,077	D

				2,901

Diversified Telecommunication Services — 2.0%
British Telecommunications PLC	8.625%	12/15/10	520	570	C
Deutsche Telekom International Finance BV	8.000%	6/15/10	650	694	C
France Telecom SA	7.750%	3/1/11	570	613
Koninklijke (Royal) KPN NV	8.000%	10/1/10	900	965
Telefonica Emisiones S.A.U.	5.208%	2/4/13	790	752	A

				3,594

Foreign Government — 0.5%
Russian Federation	3.000%	5/14/08	890	883

Industrial Conglomerates — 0.9%
Tyco International Group SA	6.375%	10/15/11	1,480	1,532

Annual Report to Shareholders

	Rate	Maturity Date	Par/Shares		Value
Yankee Bonds — Continued
Commercial Banks — Continued
Insurance — 0.2%
Merna Reinsurance Ltd.	6.580%	7/7/10	$400		$395	A,D

Metals and Mining — 0.7%
Vale Overseas Ltd.	6.250%	1/23/17	1,130		1,133

Oil, Gas and Consumable Fuels — 0.5%
Anadarko Finance Co.	6.750%	5/1/11	870		920

Total Yankee Bonds (Cost — $19,677)					19,445

Preferred Stocks — 0.8%
Fannie Mae	8.250%		17	Shs	438	B
Freddie Mac	8.375%		24		627	B
Home Ownership Funding Corp.	1.000%		1		78	B,D
Home Ownership Funding Corp. II	1.000%		1		219	B,D

Total Preferred Stocks (Cost — $2,562)					1,362

Total Long-Term Securities (Cost — $186,135)					179,449

Short-Term Securities — 7.0%
U.S. Government and Agency Obligations — 0.3%
Fannie Mae	0.000%	3/17/08	$564		559	K,L
Fannie Mae	0.000%	4/30/08	45		44	K,L
Fannie Mae	0.000%	3/20/08	15		15	K,L

					618

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Limited Duration Bond Portfolio — Continued

	Par/Shares	Value
Repurchase Agreements — 6.7%
Lehman Brothers Inc.
4.15%, dated 12/31/07 to be repurchased at $5,979 on 1/2/08 (Collateral: $23,800 Federal Home Loan Bank zero-coupon bonds, due 9/18/28, value $6,098)	$5,978	$5,978
Merrill Lynch Government Securities Inc.
4.05%, dated 12/31/07 to be repurchased at $5,978 on 1/2/08 (Collateral: $4,717 Tennessee Valley Authority bonds, 7.13%, due 5/1/30, value $6,097)	5,977	5,977

		11,955

Total Short-Term Securities (Cost — $12,573)		12,573

Total Investments — 107.6% (Cost — $198,708)M		192,022
Other Assets Less Liabilities — (7.6)%		(13,638)

Net Assets — 100.0%		$178,384

	Expiration	Actual Contracts	Appreciation/ (Depreciation)
Futures Contracts PurchasedN
Eurodollar Futures	March 2008	281	$84
Eurodollar Futures	June 2008	138	61
Eurodollar Futures	September 2008	33	21
Eurodollar Futures	December 2008	33	26
Eurodollar Futures	March 2009	33	31
Eurodollar Futures	June 2009	33	32
Eurodollar Futures	September 2009	33	30
U.S. Treasury Note Futures	March 2008	454	93

			$378

Annual Report to Shareholders

	Expiration	Actual Contracts	Appreciation/ (Depreciation)
Futures Contracts WrittenN
U.S. Treasury Note Futures	March 2008	346	$(31)
U.S. Treasury Note Futures	March 2008	221	(81)

			$(112)

Options WrittenN
U.S. Treasury Note Futures Call, Strike Price $111.00	February 2008	52	$(109)
U.S. Treasury Note Futures Put, Strike Price $111.00	January 2008	11	4
U.S. Treasury Note Futures Put, Strike Price $112.00	January 2008	65	11

			$(94)

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Limited Duration Bond Portfolio — Continued

N.M.	— Not Meaningful.
A

Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of December 31, 2007.

B

Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C	Credit Linked Security — The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
D

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 14.08% of net assets.

E

Illiquid security valued at fair value under the procedures approved by the Board of Directors. F Stripped Security — Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

G	Amount less than $1.
H	The coupon rates shown on variable rate securities are the rates at December 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
I	When-issued Security — Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
J	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.
K	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
L	All or a portion of this security is collateral to cover futures and options contracts written.
M	At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$825
Gross unrealized depreciation	(7,515)

Net unrealized depreciation	$(6,690)

N	Options and futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Limited Duration Bond Portfolio

December 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (cost – $186,135)		$179,449
Short-term securities at value (cost – $12,573)		12,573
Cash		8
Receivable for securities sold		7,989
Interest receivable		1,235
Receivable for fund shares sold		194
Other assets		4,186

Total assets		205,634

Liabilities:
Payable for securities purchased	$25,218
Payable for fund shares repurchased	1,601
Accrued distribution and service fees	103
Options written (Proceeds – $81)	175
Futures variation margin payable	24
Income distribution payable	23
Accrued expenses	106

Total liabilities		27,250

Net Assets		$178,384

Net assets consist of:
Accumulated paid-in-capital		$197,368
Undistributed net investment income		76
Accumulated net realized loss on investments, options and futures		(12,546)
Net unrealized depreciation on investments, options and futures		(6,514)

Net Assets		$178,384

Net Asset Value Per Share:
Primary Class (16,771 shares outstanding)		$9.97

Institutional Class (1,122 shares outstanding)		$9.97

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Legg Mason Limited Duration Bond Portfolio

For the Year Ended December 31, 2007

(Amounts in Thousands)

Investment Income:
Interest	$10,740
Dividends	14

Total income		$10,754

Expenses:
Management fees	878
Distribution and service fees:
Primary Class	915
Audit and legal fees	52
Custodian fees	46
Directors’ fees and expenses	70
Registration fees	35
Reports to shareholders	44
Transfer agent and shareholder servicing expense:
Primary Class	148
Institutional Class	15
Other expenses	51

Total operating expenses	2,254
Less: Fees waived	(360)
Compensating balance credits	(4)

Net expenses		1,890

Net Investment Income		8,864

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(334)
Options	73
Futures	(1,590)

		(1,851)
Change in unrealized appreciation/depreciation of investments, options and futures		(2,875)

Net Realized and Unrealized Loss on Investments		(4,726)
Change in Net Assets Resulting From Operations		$4,138

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Limited Duration Bond Portfolio

(Amounts in Thousands)

	For The Years Ended
	12/31/07	12/31/06
Change in Net Assets:

Net investment income	$8,864	$9,028

Net realized loss	(1,851)	(384)

Change in unrealized appreciation/depreciation	(2,875)	886
Change in net assets resulting from operations	4,138	9,530

Distributions to shareholders from:
Net investment income:
Primary Class	(8,258)	(8,477)
Institutional Class	(598)	(703)

Change in net assets from fund share transactions:
Primary Class	(20,301)	(27,940)
Institutional Class	468	(7,185)
Change in net assets	(24,551)	(34,775)

Net Assets:

Beginning of year	202,935	237,710
End of year	$178,384	$202,935
Under/(Over) distributions of net investment income	$76	$(65)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Limited Duration Bond Portfolio

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$10.22		$10.20		$10.36	$10.54	$10.70

Investment operations:
Net investment income	.46	A	.42	A	.33	.29	.26
Net realized and unrealized gain/(loss)	(.25)		.02		(.14)	(.09)	(.14)

Total from investment operations	.21		.44		.19	.20	.12

Distributions from:
Net investment income	(.46)		(.42)		(.35)	(.37)	(.28)
Net realized gain on investments	—		—		—	(.01)	—

Total distributions	(.46)		(.42)		(.35)	(.38)	(.28)

Net asset value, end of year	$9.97		$10.22		$10.20	$10.36	$10.54

Total return	2.05%		4.46%		1.83%	1.89%	1.11%

Ratios to Average Net Assets:B
Total expenses	1.18%		1.21%		1.15%	1.21%	1.21%
Expenses net of waivers, if any	1.00%		1.00%		1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%		1.00%		1.00%	1.00%	1.00%
Net investment income	4.51%		4.10%		3.21%	2.81%	2.48%
Supplemental Data:
Portfolio turnover rate	286.8%		237.2%		81.6%	238.0%	487.3%
Net assets, end of year (in thousands)	$167,195		$191,883		$219,497	$274,606	$326,844

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary or contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary or contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary or contractual expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Institutional Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$10.22		$10.20		$10.37	$10.55	$10.70

Investment operations:
Net investment income	.51	A	.47	A	.40	.35	.32
Net realized and unrealized gain/(loss)	(.25)		.03		(.17)	(.10)	(.14)

Total from investment operations	.26		.50		.23	.25	.18

Distributions from:
Net investment income	(.51)		(.48)		(.40)	(.42)	(.33)
Net realized gain on investments	—		—		—	(.01)	—

Total distributions	(.51)		(.48)		(.40)	(.43)	(.33)

Net asset value, end of year	$9.97		$10.22		$10.20	$10.37	$10.55

Total return	2.56%		4.98%		2.29%	2.41%	1.71%

Ratios to Average Net Assets:B
Total expenses	.72%		.64%		.62%	.70%	.68%
Expenses net of waivers, if any	.50%		.50%		.46%	.48%	.46%
Expenses net of all reductions	.50%		.50%		.46%	.48%	.46%
Net investment income	5.02%		4.58%		3.85%	3.22%	3.03%

Supplemental Data:
Portfolio turnover rate	286.8%		237.2%		81.6%	238.0%	487.3%
Net assets, end of year (in thousands)	$11,189		$11,052		$18,213	$9,546	$7,740

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Income Trust, Inc.

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

The Legg Mason Income Trust, Inc. (“Corporation”), consisting of the Investment Grade Income Portfolio (“Investment Grade”), and the Limited Duration Bond Portfolio, (“Limited Duration”) (each a “Fund”), is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, diversified investment company.

The Investment Grade and Limited Duration Portfolios each consist of two classes of shares: Primary Class and Institutional Class. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Securities owned by the Funds for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are fair valued pursuant to procedures approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors known to a fund are considered. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Annual Report to Shareholders

For the year ended December 31, 2007, security transactions (excluding short-term investments) were as follows:

	Purchases		Proceeds From Sales
	U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other
Investment Grade	74,295	178,716	90,522	109,806
Limited Duration	478,094	65,719	479,153	71,870

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the debt obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. Each Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Options and Futures

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Income Trust, Inc. — Continued

and are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for each Fund. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in December, to the extent necessary in order to comply with federal excise tax regulations. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Funds enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no

Annual Report to Shareholders

provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassifications:

Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Investment Grade	(a)	$—	$1	$(1)

	(b)	2	(2)	—

Limited Duration Bond	(c)	133	(133)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes.
(c)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of various items.

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2007 were as follows:

	Investment Grade	Limited Duration Bond
Distributions paid from:
Ordinary Income	$23,194	$8,856
Net Long-term Capital Gains	1,243	—

Total Distributions Paid	$24,437	$8,856

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

	Investment Grade	Limited Duration Bond
Distributions paid from:
Ordinary Income	$19,999	$9,180
Net Long-term Capital Gains	16	—

Total Distributions Paid	$20,015	$9,180

Accumulated Earnings on a Tax Basis:

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

	Investment Grade		Limited Duration Bond
Undistributed ordinary income — net	$20		$156
Capital loss carryforward (*)	(750)		(11,892)
Other book/tax temporary differences	(10	)(a)	(731	)(c)
Unrealized appreciation/(depreciation)	(9,651	)(b)	(6,517	)(b)

Total accumulated earnings / (losses) — net	$(10,391)		$(18,984)

(*)	As of December 31, 2007, the following net capital loss carryforward remaining:

Year of Expiration	Investment Grade	Limited Duration Bond
12/31/2008	$—	$(3,833)
12/31/2012	—	(4,536)
12/31/2013	—	(555)
12/31/2014	—	(1,407)
12/31/2015	(750)	(1,561)

Total	$(750)	$(11,892)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Annual Report to Shareholders

(c)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

Tax Cost of Investments:

As of December 31, 2007, the aggregate cost of investments for federal income tax purposes were as follows:

Investment Grade	$438,749
Limited Duration Bond	$198,712

3. Financial Instruments:

Options and Futures

As part of their investment programs, the Funds may utilize options and futures. Options may be written (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:

The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:

The option expires	Realize a gain equal to the amount of the premium received.

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

Purchased option:	Impact on the Fund:

The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.

A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.

A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Activity in written call and put options during the year ended December 31, 2007, was as follows:

Limited Duration Fund:	Actual Contracts	Premiums
Options outstanding at December 31, 2006	497	$163
Options written	835	309
Options closed	(1,128)	(361)
Options expired	—	—
Options exercised	(76)	(30)

Options outstanding at December 31, 2007	128	$81

Upon entering into a futures contract, each Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the

Annual Report to Shareholders

contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The open futures positions and related appreciation or depreciation at December 31, 2007 are listed at the end of each Fund’s portfolio of investments.

Swap Agreements

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which the Fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value. Interest rate swap contracts involve the exchange of commitments to pay and receive interest based on a notional principal amount.

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with swap contracts. Risks may exceed amounts recognized on the statements of assets and liabilities. These risks

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

include changes in the returns of the underlying instruments, failure of the counter-parties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

4. Transactions With Affiliates:

Each Fund has an investment management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. LMFA has contractually agreed to waive its fees to the extent Limited Duration’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates of the Fund’s average daily net assets. These contractual expense limitations are due to expire on April 30, 2008. LMFA has voluntarily agreed to waive fees to the extent that Investment Grade’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. This voluntary waiver is currently expected to continue until April 30, 2008, but may be terminated at any time. Pursuant to an agreement approved by the Board, Limited Duration agreed to repay LMFA for waived fees and reimbursed expenses provided that payment does not cause operating expenses to exceed 1.00% of the Primary Class’s average net assets and 0.50% of the Institutional Class’s average net assets and the payment is made within three years after the year in which LMFA earned the fee or incurred the expense. The following chart shows annual rates of management fees, expense limits, and management fees waived, for each Fund:

Fund	Management Fee	Expense Limitation	Year Ended December 31, 2007	Maximum Amount Subject to Recapture
			Management Fees Waived
Investment Grade
— Primary Class	0.60%	1.00%	(773)	2,835
— Institutional Class	0.60%	0.50%	(56)	147
Limited Duration
— Primary Class	0.45%	1.00%	(192)	860
—Institutional Class	0.45%	0.50%	(13)	55

Western Asset Management Company (“Adviser”) serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 40% of the management fee received by LMFA for Investment Grade. For Limited Duration, LMFA pays the Adviser a fee, computed daily and payable monthly, of 0.20% of its average daily net assets, not to exceed the fee received by LMFA.

Annual Report to Shareholders

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Funds. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s Primary Class’s average daily net assets, computed daily and payable monthly as shown in the table below. For the year ended December 31, 2007, Legg Mason waived $333 and $142 of the distribution and service fees for Investment Grade and Limited Duration, respectively.

Fund	Distribution Fee	Service Fee
Investment Grade	0.25%	0.25%
Limited Duration	0.25%	0.25%

LM Fund Services, Inc. (“LMFS”), a registered transfer agent, had an agreement with the Funds’ transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS the following amounts during the year ended December 31, 2007; Investment Grade, $38; and Limited Duration, $20. Effective August 1, 2007 LMFS no longer receives payments from the Funds’ transfer agent.

LMFA, the Adviser, LMIS and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

5. Line of Credit:

The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2007.

6. Fund Share Transactions:

At December 31, 2007, there were 100,000 shares authorized at $.001 par value for each of the Primary and Financial Intermediary Classes of the Investment Grade and Limited Duration Bond funds, and 50,000 shares authorized at $.001 par value for their Institutional Classes. Share transactions for the Funds were as follows:

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Income Trust, Inc. — Continued

Legg Mason Investment Grade Income Portfolio

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	10,374	$107,620	11,858	$122,001
Shares issued on reinvestment	1,915	19,726	1,643	16,875
Shares repurchased	(12,698)	(130,998)	(10,116)	(104,395)

Net Increase	(409)	$(3,652)	3,385	$34,481

Institutional Class
Shares sold	4,022	$41,398	945	$9,714
Shares issued on reinvestment	173	1,772	92	939
Shares repurchased	(555)	(5,679)	(1,868)	(19,237)

Net Increase (Decrease)	3,640	$37,491	(831)	$(8,584)

Legg Mason Limited Duration Bond Portfolio

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	2,517	$25,588	2,693	$27,414
Shares issued on reinvestment	751	7,617	761	7,746
Shares repurchased	(5,274)	(53,506)	(6,199)	(63,100)

Net Decrease	(2,006)	$(20,301)	(2,745)	$(27,940)

Institutional Class
Shares sold	570	$5,776	491	$4,987
Shares issued on reinvestment	45	454	54	545
Shares repurchased	(574)	(5,762)	(1,249)	(12,717)

Net Increase (Decrease)	41	$468	(704)	$(7,185)

Annual Report to Shareholders

7. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective January 1, 2007, the Fund adopted FIN 48. There was no material impact to the financial statements or disclosure there to as a result of this adoption.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Income Trust, Inc. and the Shareholders of Investment Grade Income Portfolio and Limited Duration Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Investment Grade Income Portfolio and Limited Duration Bond Portfolio (two of the portfolios comprising Legg Mason Income Trust, Inc., the “Funds”) at December 31, 2007, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2008

Annual Report to Shareholders

Shareholder Meeting Results (Unaudited)

Legg Mason Income Trust, Inc.

A Special meeting of the Shareholders was held on September 10, 2007 to approve a plan of reorganization of Legg Mason Income Trust, Inc. with respect to its series Legg Mason Core Bond Fund whereby the Fund would transfer all of its assets and liabilities to Legg Mason Partners Core Bond Fund. The reorganization was effected September 21, 2007.

Shareholding Meeting Results (share amounts are not in thousands):

Affirmative	3,700,686.883 shares	47.069% of shares outstanding

Against	112,866.000 shares	1.436% of shares outstanding

Abstain	185,332.750 shares	2.357% of shares outstanding

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

	Investment Grade		Limited Duration Bond
Record Date:	Daily	6/14/2007	Daily
Payable Date:	Monthly	6/18/2007	Monthly
Interest from Federal Obligations	4.21%	—	3.33%

Long-Term Capital Gain	—	$0.029680	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is provided for shareholders who are not residents of the United States:

	Investment Grade	Limited Duration Bond
Record Date:	Daily	Daily
Payable Date:	Monthly	Monthly
Qualified Interest Income	78.04%	89.69%

Please retain this information for your records.

Annual Report to Shareholders

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B

Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996- 2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1987	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios. Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, WA Fixed Income Funds plc. Western Asset Debt Securities Fund plc.	Director of Cheyne Capital International Limited (investment advisory firm).	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1989	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non- profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

Tarola, Robert M. (1950) Director	Since 2004	14	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 -1996).

INTERESTED DIRECTORS:C

Curley Jr., John F. (1939) Chairman and Director	Since 1987	14	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Fetting, Mark R. (1954) President and Director	President since 2001; and Director since 2002.	President and Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None	Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.
EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1987	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation- Linked Securities & Income Fund (2003-present), and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at CAM (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc (investment management) (1993-2003).

Morris, Erin K. (1966) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer of Western Asset/Claymore Inflation-Linked Securities & Income Fund (2004-present); Assistant Treasurer, Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY

CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE

COMMISSION’S WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current or former employment with the Corporation’s investment adviser or its affiliated entities (including the Corporation’s principal underwriter) and Legg Mason, Inc. the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

Annual Report to Shareholders

Board Consideration of Legg Mason Income Trust, Inc.’s

Investment Advisory Agreements and Management Agreements

At its November 2007 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreements between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Income Trust, Inc., on behalf of Legg Mason Limited Duration Bond Portfolio and Legg Mason Investment Grade Income Portfolio (each, a “Fund”), and the Investment Advisory Agreements between the Manager and Western Asset Management Company (the “Adviser”) for each Fund (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of the relevant Fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to the relevant Fund. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of the relevant Fund and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to each Fund requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2007 at which they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of each Fund or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board

Annual Report to Shareholders

also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared the returns of each Fund to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted the performance record of each Fund and the measures that the Manager and the Adviser were taking in an effort to maintain or achieve attractive long-term performance. The Board also considered the level of service provided by the Manager to each Fund, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for each Fund. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to each Fund and profitability for the Manager and its affiliates from their overall association with each Fund. The Board reviewed information about the advisory fee schedule and overall expense ratio of each Fund and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager in providing services to each Fund were shared with that Fund, the Board noted that, while each Fund’s advisory fee structure does not provide for a reduction of payments, the current fees appear fair and reasonable in relation to the present asset size of each Fund and the Manager has contractually agreed to waive fees for Legg Mason Limited Duration Bond Portfolio and has voluntarily waived fees for Legg Mason Investment Grade Income Portfolio. The Board also compared the advisory fee schedule for each Fund to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to each Fund and to the other accounts. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to each Fund.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of the relevant Fund.

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Western Asset Management Company

Pasadena, CA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Erin K. Morris, Treasurer

Susan C. Curry, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization

Value Trust

Specialty Funds

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Funds

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional

Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange

Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. For a free prospectus for these or any other Legg Mason fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Income Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $148,390

Fiscal Year Ended December 31, 2007 – $76,140

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $4,400

Fiscal Year Ended December 31, 2007 – $4,800

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $327,554

Fiscal Year Ended December 31, 2007 – $392,049

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Income Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President,
Legg Mason Income Trust, Inc.

Date:	February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President,
Legg Mason Income Trust, Inc.

Date:	February 22, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Income Trust, Inc.

Date:	February 21, 2008